Exhibit 10.106

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.	A.N.: 130339 AMD_00156266.0

AMENDMENT

Date of Amendment: April 20, 2015

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement” is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, NA) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement

1.	Exhibit A of the Agreement hereby amended to add the following Indexes.

•	MSCI USA Diversified Multi-Factor Index

•	MSCI USA Small Cap Diversified Multi-Factor Index

or such other indexes as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Licensee funds (each, a “USA Multi-Factor ETF” and each USA Multi-Factor ETF shall also be a “Fund” as such term is defined in the Agreement):

•	iShares FactorSelect MSCI USA ETF

•	iShares FactorSelect MSCI USA Small-Cap ETF

or such other names as agreed by Licensee and MSCI in writing.

The USA Multi-Factor ETFs shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.	For each USA Multi-Factor ETF, Licensee shall pay MSCI a *********** license fee based on ******************************************** which fee shall be calculated and payable on a *********** basis. The *********** license fee for each USA Multi-Factor ETF shall be **********************.

4.	Special Conditions:

a.	This Amendment is intended to amend and operate in conjunction with the Agreement, and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.	MSCI may terminate this Amendment with respect to any individual Index set forth in Section 1 it within two (2) years of the date on which MSCI first launches any one of the Specified Indexes, Licensee does not list the relevant USA Multi-Factor ETF that is based on such Index. As used herein, “*********** means any one or more of ********************************************************************* ************************************************************************************* *********************************.

c.	If Licensee delists any USA Multi-Factor ETF or changes the underlying Index for any USA Multi-Factor ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such USA Multi-Factor ETF shall automatically and immediately terminate.

A.N.: 130339 AMD_00156266.0

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

e.	MSCI shall not *********** *********** any exchange traded fund listed in *********** that is based on any ********************** based on the same such ***********. Notwithstanding the foregoing, at any time after ******************************************** MSCI may license ********************** that is based on any or all of the ***********.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI Inc.

By	/s/ Patrick Dunne	By	/s/ Alex Gil
Name		Name	Alex Gil
Title		Title	Executive Director

Date		Date	May 12, 2015

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